NORTHSTAR ELECTRONICS INC.
	              CONSOLIDATED FINANCIAL STATEMENTS
	                      (U.S. Dollars)
	                       (Unaudited)
	                    December 31, 1998


CONTENTS                                            Page

  Consolidated Balance Sheet	                       1
  Consolidated Income Statement 	                   2
  Consolidated Statement of Shareholders Equity     3
  Consolidated Statement of Cash Flows	             4
  Notes to Consolidated Financial Statements	       5

     	                  NORTHSTAR ELECTRONICS INC.
                        CONSOLIDATED BALANCE SHEET
                             (U.S. Dollars)
                              (Unaudited)
                           December 31, 1998

                                            December 31,        March 31,
                                                   1998             1998
                                                -------          -------
ASSETS

  Current
    Cash                                         $2,231           $2,553
    Receivables                                  99,055          152,035
    Inventory and work in progress               37,519           63,638
    Prepaid expenses                              1,513            2,751
                                                -------          -------
                                                140,318          220,977

  Capital assets                                 17,016           18,489
                                                -------          -------
                                               $157,334         $239,466
                                                =======          =======
LIABILITIES

  Current
    Payables and accruals                      $167,541         $133,037
    Loans payable                               116,039           92,527
                                                -------          -------
                                                283,580          225,564

  Long term debt (Note 2)                       476,897          476,897

  Loans payable to Cabot Management Limited      92,226           91,020

  Loans payable to shareholder                   80,246           55,735
                                                -------          -------
                                                932,949          849,216
Contingent liability (Note 4)

SHAREHOLDERS' EQUITY

  Share capital (Note 3)                        440,069          403,582

  Deficit                                    (1,215,684)      (1,013,332)
                                                -------          -------
                                               (775,615         (609,750)
                                                -------          -------

                                               $157,334         $239,466
                                                =======          =======

      The accompanying notes are an integral part of these consolidated financial statements.

                       NORTHSTAR ELECTRONICS INC.
                     CONSOLIDATED INCOME STATEMENT
                            (U.S. Dollars)
                             (Unaudited)
                  NINE MONTHS ENDED DECEMBER 31, 1998


                                         Nine Months            Year
                                         Ended                  Ended
                                         December 31,           March 31,
                                         1998                   1998
                                         -----------             -------

Sales                                      $168,377             $181,754

Cost of goods sold                           98,103               93,927
                                            -------              -------
Gross profit                                 70,274               87,827

Expenses
  Business tax                                  833                1,973
  Depreciation                                4,662               10,611
  Insurance                                   1,226                1,351
  Interest and bank charges                  39,287               48,106
  Lab expenses                                2,482                3,000
  Marketing                                   5,061               14,651
  Miscellaneous                                   -                2,570
  Office expenses                            27,573                2,362
  Professional fees                          11,425               23,531
  Rent                                       10,898               25,123
  Salaries/wages/employee benefits           75,030               44,661
  Organizational cost                        38,000                    -
  Commitment fees                            10,000                    -
  Research and development cost              10,527              101,664
  Contract manufacturing cost                35,622               68,587
                                            -------              -------
                                            272,626              348,190

Net loss                                   (202,352)            (260,363)

Deficit, beginning of period             (1,013,332)            (740,781)
                                            -------              -------

                                         (1,215,684)          (1,001,144)

Less: Dividends paid, net of discount
  earned, on preference shares                    -              (12,188)
                                            -------              -------

Deficit, end of period                  $(1,215,684)         $(1,013,332)


Net loss per share                           $(0.09)             $     -

Weighted average number of common
  shares outstanding                      2,140,000                    -

     The accompanying notes are an integral part of these consolidated financial statements.

                       NORTHSTAR ELECTRONICS INC.
             CONSOLIDATED STATEMENT OF SHAREHOLDERS EQUITY
                            (U.S. Dollars)
                             (Unaudited)
                 NINE MONTHS ENDED DECEMBER 31, 1998


                                         Additional                Total
                       Common    Shares   Paid-In               Shareholders
                       Number    Amount   Capital     Deficit      Equity
                       ------    ------   -------     -------      ------
Balance,
  March 31, 1998             -   $   -   $403,582   $(1,013,332)  $(609,750)

Common shares issued
  for cash at $0.0025
  per share          2,040,000     204      4,896

Common shares issued
  for cash at $0.25
  per share            100,000      10     24,990

Stock offering costs         -       -     (5,000)

Additional paid up
  capital received in
  wholly owned
  subsidiary                 -       -     11,387

Net loss -
  December 31, 1998          -       -          -     (202,352)
                       ------    ------   -------      -------     ------

Balance,
  December 31, 1998 2,140,000      $214  $439,855  $(1,215,684)  $(775,615)


	The accompanying notes are an integral parts of these consolidated financial statements.

     	                 NORTHSTAR ELECTRONICS INC.
                  CONSOLIDATED STATEMENT OF CASH FLOWS
                            (U.S. Dollars)
                              (Unaudited)
                  NINE MONTHS ENDED DECEMBER 31, 1998


                                             Nine Months           Year
                                                Ended             Ended
                                             December 31,        March 31,
                                                 1998              1998
                                              ----------         --------
Cash provided by (used in)

  Operations
    Net loss                                  $(202,352)        $(260,363)
    Depreciation                                  4,662            10,611
    Net change in non-cash
      working capital items                     138,352             6,957
                                              ----------         --------
                                                (59,338)         (242,795)
                                              ----------         --------
  Financing activities
    Proceeds from issuance
      of common shares                           36,487           396,858
    Proceeds from long term debt                      -            86,677
    Advances from Cabot Management
      Limited                                     1,206             3,796
    Advances from shareholder                    24,512            46,695
    Repayment of long term debt                       -           (20,000)
    Discount on redemption of
      preference shares                               -            16,000
    Redemption of preference shares                   -           (56,000)
    Payment of dividends on preference
      shares                                          -           (28,188)
    Conversion of Class C preference
      shares                                          -          (191,555)
                                              ----------         --------
                                                 62,205           254,283
                                              ----------         --------
  Investing activities
    Purchase of capital assets                   (3,189)           (7,536)
                                              ----------         --------

Increase in cash                                   (322)            3,952

Cash,  beginning of period                        2,553            (1,399)
                                              ----------         --------

Cash,  end of period                             $2,231            $2,553
                                              ==========         ========


	The accompanying notes are an integral part of these consolidated financial statements.

    	                   NORTHSTAR ELECTRONICS INC.
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              (U.S. Dollars)
                                (Unaudited)
                             December 31, 1998

1. Basis of presentation

These unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States. These financial statements are condensed and do not include all disclosures required for annual financial statements. The organization and business of the Company, accounting policies followed by the Company and other information are contained in the notes to the Company's audited financial statements, Northstar Electronics Inc. and the subsidiary Northstar Technical Inc., filed as part of the Company's Registration Statement Form SB-1.

In the opinion of the Company=s management, these financial statements reflect all adjustments necessary to present fairly the Company's consolidated financial position at December 31, 1998 and the consolidated results of operations and the consolidated statement of cash flows for the nine months ended December 31, 1998.

2. Long term debt
                                                   December        March
                                                      31,           31,
                                                     1998           1998
                                                   --------       --------
10% loan payable to Pathfinder Enterprises
  Inc. in monthly interest payments only
  to July 5, 2002                                  $160,000       $160,000

ACOA (Federal Government Agency) interest
  free loan repayable in sixty monthly and
  consecutive instalments of $2,170                 130,221        130,221

ACOA (Federal Government Agency) interest
  free loan repayable in twenty-four monthly
  and consecutive instalments of $4,167             100,000        100,000

ACOA (Federal Government Agency) interest
  free loan payable in 36 monthly and
  consecutive instalments of $4,373 beginning
  when full loan draw down is received.
  Secured by postponements on Cabot Management
  Limited's loan of $87,224 and a shareholder's
  loan of $ 12,707.                                  86,676         86,676
                                                   --------       --------

                                                   $476,897       $476,897

3. Capital stock
                                                   December        March
                                                      31,           31,
                                                     1998           1998
                                                   --------       --------
Authorized
   20,000,000 preferred shares at $0.0001 par value
  100,000,000 common shares at $0.0001 par value

Issued and outstanding
  2,140,000 common shares                              $214           $  -

Additional paid in capital                          439,855        403,582
                                                   --------       --------

                                                   $440,069       $403,582


On May 11, 1998 the company issued 40,000 common shares to an officer of the company at $0.0025 per share. Proceeds were $100.

The company completed a 504 offering of 2,000,000 shares of its common stock at $ 0.0025 per share. Proceeds from this offering were $5,000.

Also the company completed a subsequent 504 offering for 100,000 shares of its common stock at $0.25 per share. Proceeds from this offering were $25,000. The company has not issued any additional shares since the above 504 offerings which were completed in July, 1998.


4. Contingent liability

The company is a defendant in a lawsuit commenced against them by their former master distributor. The former distributor has alleged that the company has interfered with the ability of the former distributor to sell products. The company has filed a counterclaim for monies owing by the former distributor to the company. An adverse outcome to the lawsuit could have an adverse material impact upon the company and the range of possible loss could be from $0 to $1,300,000.


5. Subsequent event

On January 26, 1999 the reverse acquisition merger between Northstar Electronics Inc. and Northstar Technical Inc. was completed which resulted in Northstar Technical Inc. becoming a wholly owned subsidiary of Northstar Electronics Inc.

Northstar Electronics Inc. was incorporated on May 11, 1998 and had no operations other than organizational activities prior to the January 26, 1999 merger.